PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.

                         THE STRONG INTERNATIONAL FUNDS
                                 INVESTOR CLASS

                            STRONG ASIA PACIFIC FUND
                       STRONG FOREIGN MAJORMARKETSSM FUND
                         STRONG INTERNATIONAL STOCK FUND
                              STRONG OVERSEAS FUND

                 Supplement to the Prospectus dated May 1, 2002

STRONG FOREIGN MAJORMARKETSSM AND INTERNATIONAL STOCK FUNDS
Effective as of the close of the market on November 29, 2002, the Strong Foreign MajorMarketsSM Fund will be closed to new investors. Previously, effective as of the close of the market February 8, 2002, the Strong International Stock Fund closed to new investors. In addition, if the reorganizations described below are approved, after the close of the market on March 27, 2003, the Strong Foreign MajorMarketsSM and International Stock Funds will no longer accept additional investments by current shareholders, except for reinvested dividends.

On November 8, 2002, the Strong Foreign MajorMarketsSM, International Stock, and Overseas Funds' Board of Directors approved the reorganization of the Strong Foreign MajorMarketsSM Fund into the Strong Overseas Fund and the reorganization of the Strong International Stock Fund into the Strong Overseas Fund and called for a special meeting of the shareholders of each of the Strong Foreign MajorMarketsSM Fund and the Strong International Stock Fund to be held on February 28, 2003, at which shareholders of record on December 20, 2002, ("Record Date Shareholders") will vote on whether to approve a plan of reorganization. The Board of Directors believes each reorganization is in the best interests of shareholders because they would benefit from the larger asset base and anticipated economies of scale that are expected to result from each reorganization. In addition, the Strong Foreign MajorMarketsSM and International Stock Funds have similar investment objectives and investment policies to the Strong Overseas Fund and the same portfolio managers. We expect proxy materials to be mailed to Record Date Shareholders in mid-January 2003.

Following the necessary approvals at the shareholder meeting, the value of shareholders' accounts in the Strong Foreign MajorMarketsSM Fund and the Strong International Stock Fund will automatically be converted into shares of the Strong

                                                        (CONTINUED ON NEXT PAGE)

Overseas Fund with a value equivalent to the value of the account in the Strong Foreign MajorMarketsSM Fund and Strong International Stock Fund respectively, on the conversion date. The conversions are expected to occur on a tax-free basis. Before the conversion date, if you would like to arrange an exchange or redemption of your Strong Foreign MajorMarketsSM Fund shares or your Strong International Stock Fund shares, you may call us at 1-800-368-3863. PLEASE BE AWARE, HOWEVER, THAT A REDEMPTION OR EXCHANGE IS A TAXABLE EVENT THAT, DEPENDING ON YOUR INDIVIDUAL CIRCUMSTANCES, MAY RESULT IN A TAX LIABILITY FOR YOU.

ALL FUNDS
The Best and Worst Quarterly Performance table on page 7 of the Prospectus is deleted and replaced with the following:

         BEST AND WORST QUARTERLY PERFORMANCE
         (DURING THE PERIODS SHOWN ABOVE)

        FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
        ------------------------------------- ----------------------------------- -------------------------
        Foreign MajorMarketsSM                 26.2% (4th Q 1999)                 -13.9% (3rd Q 2001)
        Overseas                               53.4% (4th Q 1999)                 -16.1% (4th Q 2000)

Shares of each Fund purchased after September 1, 2002, and held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Fund.

In addition, the following paragraph is added under "Additional Policies":

         EARLY REDEMPTION FEE
         Each Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, each Fund charges a 1.00% fee, based on the redeemed share's market value, on redemptions (including exchanges) of Fund shares held for less than 15 calendar days.
         Redemption fees will be paid to the Fund. The Fund will use the "first-in, first-out" (FIFO) method to determine the 15-day holding period.


If you have any questions, please call us, day or night, at 1-800-368-3863, 24 hours a day, 7 days a week.

            The date of this Prospectus Supplement is November 13, 2002.